Exhibit 10.1

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

EXECUTION VERSION

FIRST AMENDMENT to ASSET PURCHASE AGREEMENT

This First Amendment (this “Amendment”) dated as of July 7, 2017 is to the Asset Purchase Agreement, dated as of October 3, 2016 (the “Purchase Agreement”), by and between AstraZeneca AB, a Swedish corporation (“Seller”), Aralez Pharmaceuticals Trading DAC, an Irish designated activity company (“Buyer”), and, solely for the purposes of Section 9.16 of the Purchase Agreement, Aralez Pharmaceuticals Inc., a corporation organized under the laws of British Columbia, Canada (“Guarantor”).    Seller and Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”  Unless otherwise specifically provided herein, capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed thereto in the Purchase Agreement.

RECITALS

WHEREAS, Buyer and Seller are parties to the Purchase Agreement [***];

WHEREAS, Section 9.7 of the Purchase Agreement provides that the Purchase Agreement may be amended upon the execution and delivery of a written agreement executed by both Parties; and

WHEREAS, Buyer and Seller desire to amend, and do hereby amend, the Purchase Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals, the agreements set forth [***] in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.         Amendment to Section 2.3.1(b) of the Purchase Agreement.  Section 2.3.1(b) of the Purchase Agreement is hereby amended as follows:

(a)     Section 2.3.1(b)(i) of the Purchase Agreement is hereby amended by replacing the following language: [***]

(b)     Sections 2.3.1(b)(ii) through 2.3.1(b)(iv) of the Purchase Agreement are hereby amended and restated in their entirety to read as follows:

(ii)     if aggregate Net Sales for a Calendar Year equal or exceed [***], Buyer shall (or shall cause one of its Affiliates to) pay to Seller [***] on or prior to [***] such payment to be made by wire transfer of immediately available funds to such account as is designated in writing by Seller to Buyer;

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

(iii)     if aggregate Net Sales for a Calendar Year equal or exceed [***], Buyer shall (or shall cause one of its Affiliates to) pay to Seller [***] on or prior to [***] such payment to be made by wire transfer of immediately available funds to such account as is designated in writing by Seller to Buyer; and

(iv)     if aggregate Net Sales for a Calendar Year equal or exceed [***], Buyer shall (or shall cause one of its Affiliates to) pay to Seller [***] on or prior to [***] such payment to be made by wire transfer of immediately available funds to such account as is designated in writing by Seller to Buyer.

2.         Amendment to Section 2.3.1(c) of the Purchase Agreement.  Section 2.3.1(c) of the Purchase Agreement is hereby amended by replacing the reference therein to “[***] days” with “[***] days.”

3.         Amendment to Net Sales Definition.  The definition of “Net Sales” set forth in Article 1 of the Purchase Agreement is hereby amended and restated to read as follows:

[***]

4.         Modification of Other Definitions.  Article 1 of the Purchase Agreement is hereby amended as follows:

(a)     The definition of the term “AG Selling Entity” is hereby amended by adding “or any Other Authorized or Owned Generic Product [***]” immediately prior to the period at the end of such definition.

(b)     The following new definition is hereby inserted in alphabetical order in such Article 1:

[***]

5.         No Further Amendment.  Except as expressly amended hereby, the Purchase Agreement is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect.  This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Purchase Agreement or any other document referred to therein.  This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the Parties, and the Parties shall be bound hereby.

6.         Miscellaneous.  The provisions of Section 1.2 (Construction), Section 9.1 (Governing Law, Jurisdiction, Venue and Service), Section 9.4 (Waiver and Non-Exclusion of Remedies), Section 9.5 (Expenses), Section 9.6 (Assignment), Section 9.7 (Amendment), Section 9.8 (Severability), Section 9.9 (Equitable Relief), Section 9.10 (Damages Waiver), Section 9.11 (English Language), Section 9.13 (Representation by Counsel), Section 9.14

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

(Counterparts) and Section 9.15 (Entire Agreement) of the Purchase Agreement shall apply to this Amendment mutatis mutandis as if set forth herein.

[Signatures Follow On a Separate Page]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

IN WITNESS WHEREOF, each Party has executed this Amendment as of the date first above written.

ASTRAZENECA AB

By:	/s/ Per Alfredsson
Name: Per Alfredsson
Title: Regional Vice President, Supply EMEA

ARALEZ PHARMACEUTICALS TRADING DAC

By:	/s/ Conor Walshe
Name: Conor Walshe
Title: Director

[Signature Page to First Amendment to Purchase Agreement]